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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549



                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 26,1997
                                                   ----------------

                       Union Pacific Corporation
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        (Exact Name of Registrant as Specified in Charter)


          Utah                1-6075              13-2626465
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(State or Other Jurisdiction  (Commission           (IRS Employer
      of Incorporation)       File Number)       Identification No.)


Eighth and Eaton Avenues, Bethlehem, Pennsylvania        18018
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code (610) 861-3200
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                               N/A
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       Former Name or Former Address, if Changed Since Last Report

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Item 7.        Financial Statements and Exhibits.
               ---------------------------------

     (c)  Exhibits.
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          99    Press Release dated January 23, 1997, containing earnings
                information for Union Pacific Corporation for the fourth quarter of 1996 and the year ended December 31, 1996.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 1997


                            UNION PACIFIC CORPORATION


                            By:/s/Carl W. von Bernuth
                               -------------------------------------------
                            Name:  Carl W. von Bernuth
                            Title: Senior Vice President & General Counsel

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                          Exhibit Index

          Exhibit                  Description
          -------                  ------------

          99 Press Release dated January 23, 1997 containing earnings information for Union Pacific Corporation for the fourth quarter of 1996 and the year ended December 31, 1996.